R
Blockchain traded Fund
btf
BTF is a registered trademark of FirstBTF LLC under license from MLP Magnolia series llc

Raznolik Coin fund
Prospectus
February  10, 2021
RAZ.BTF
This instrument represents a new open end investment product we call a blockchain traded fund or BTF. More information on the BTF concept, technologies and goals can be found in Part C Other Information



?
Table of contents
2	investment objectives and goals	5
2.1	Fund ratios	6
3	Risk/return Summary: Fee Table	6
3.1	Fees and Expenses of the Fund	6
3.2	Expense Example	7
3.3	Shareholder fees	8
3.4	Ethereum fees ( gas)	8
3.5	Purchase fees	9
3.6	Redemption fees	9
3.7	Exchange fee	9
3.8	Portfolio turnover	10
3.9	Maximum account Fees	10
3.10	Maximum deferred sales charge	11
4	risk / return Summary Investments, Risks and Performance	11
4.1	Principle investment strategies of the fund	11
4.2	Principle risks of investing in the fund	12
4.2.1	Market Risk.	12
4.2.2	New Fund Risk.	13
4.2.3	Non-Diversification Risk.	14
4.2.4	Equity Market Risk.	14
4.2.5	Trading risk	14
4.2.6	Trading risks	15
4.2.7	SPAC investment risk	15
4.2.8	Leverage Risk.	15
4.3	Portfolio Turnover Risk.	15
4.4	Short Selling Risk.	15
4.5	Timing risk	16
4.6	Leverage Risk.	16
4.7	Redemption fees	17
5	Management	18
6	Purchase and sale of fund coins	18
6.1	Swing pricing	18
7	Tax information	19
7.1	Taxation of  Coin holders	23
8	Financial Intermediary Compensation	32
9	Investment Objectives, Principal Investment Strategies, Related
Risks, and Disclosure of Portfolio Holdings	32
9.1	Investment objective	32
9.2	Implementation of investment objectives	32
9.3	Principal Investment Risks	33
9.4	PORTFOLIO HOLDINGS	33
10	Management, Organization, and Capital Structure	33
10.1	Investment advisor goes here	33
10.2	Legal proceedings	33
10.3	Capital stock	34
10.3.1	Founder shares	34
10.3.2	Preferred shares	34
10.3.3	Raznolik coins ( other securities)	34
10.4	General Risks	35
11	Shareholder information	38
11.1	Purchase process	38
11.2	Redemption process	38
12	Distribution arrangements	38
12.1	Sales loads	39
12.2	12b-1 fees	39
12.3	Multiple class and master feeder funds	39
12.4	Exchange-Traded Funds.	39
12.5	Fixed-Income Securities	40
13	The following items are discussed in detail in the prospectus	41
a)	Fund History	41
b)	Descriptionof the fund and its investment risks	41
c)	Management of the fund	41
d)	Control persons  and principle holders  od Securities	41
e)	Investment advisory and other services	41
f)	Portfolio Managers	41
g)	Brokerage allocation and other practices	41
h)	Capital Stock and other securities	41
i)	Purchase, Redemption and Pricing of Shares	41
j)	Taxation of the fund	41
k)	Underwriters	41
l)	Calculation of performance data	41
15	Financial Statements	41
14	Exhibits	43
15	Concept	43
16	GLOSSARY OF DEFINED TERMS	46
17	SIGNATURES	54

2	investment objectives and goals

Raznolik, the Slovenian word for different or mixed   Fully
describes the investment choices of this fund. As a managed fund, the fund manager has broad discretion in selection of potential investments. All asset classes and industries are
possible.    primary goals  of the fund are   to provide
stability, liquidity and total return making Raznolik coins a reliable currency in addition to an investable product. The Fund does not track any index. It is instead comprised of fundamentally strong assets or many types from around the world
As a new fund we will initially target stable long term investments that could remain in the portfolio for many years. as the fund grows, Those more mature investments will be complimented with more volatile high growth stocks such as technology stocks , initial public offerings, SPACS, venture capital funds and direct startup investments.
the Adviser and the Portfolio Manager have significant discretion in making the selections of stocks and other investments Holding a diversified portfolio in the fund is
intended to prevent   idiosyncratic events in one sector
from affecting the  entire portfolio.
 in the fund is expected to reduce the volatility and turnover of assets thereby reducing capital gains taxes on coin holders.
investments
Additional information regarding the BTF, including its NAV, is maintained on the website of First BTF www.FirstBTF.com and the funds website at www.Raznolik.fund.
The Fund generally may invest up to 40% of its total assets in securities or other investments other than stocks in which the Adviser believes will help the Fund maximize its returns. These investments may also include cash, cash equivalents, commodities, cryptocurrencies, foreign currencies, options, private equities, convertible debt, REITs, bonds, or other financial instruments.
2.1	Fund ratios
 There are no stated fund investment class ratios. We maintain agility to respond to economic and political events providing maximum return means being able to adjust to market uncertainties.
3	Risk/return Summary: Fee Table
This table describes the fees and expenses that you may pay if you buy and hold Coins of the Fund (?Coins?). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Coins.
3.1	Fees and Expenses of the Fund
All funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Raznolik fund expense ratio to be 1.5%, or $15 per $1,000 of average net assets. Costs are an important consideration in choosing a fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance This table describes the fees and expenses that you may pay if you buy and hold Coins of the Fund (?Coins?). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Coins.

Type of fee
percentage
Management fees
0.75
Distribution and/or service
(12b-1 Fees)
0.5
Other expenses
0.25
Total Annual Fund operating
expenses
1.5
3.2	Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Coins at the end of those periods. The Example also assumes that your investment has an 5% return each year and that the Fund?s operating expenses as a percentage remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs and returns would be:

beginning
balance
return
fund
expenses
end of
period
balance
year
1
10000
500
150
10,350.00
year
2
10,350.00
517.5
100.0724
10,767.43
year
3
10,767.43
538.3714
106.5371
11,199.26
year
4
11,199.26
559.9631
113.4194
11,645.81
year
5
11,645.81
582.2903
120.7463
12,107.35
3.3	Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Coins at the end of those periods. The Example also assumes that your investment has an 5% return each year and that the Fund?s operating expenses as a percentage remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs and returns would be:

beginning
balance
return
fund
expenses
end of
period
balance
year
1
10000
500
150
10,350.00
year
2
10,350.00
517.5
100.0724
10,767.43
year
3
10,767.43
538.3714
106.5371
11,199.26
year
4
11,199.26
559.9631
113.4194
11,645.81
year
5
11,645.81
582.2903
120.7463
12,107.35

3.4	Shareholder fees
3.5	Ethereum fees ( gas)

Users of Ethereum must pay transaction fees (otherwise known as ?gas?) in the form of ?ether,? the fundamental token for the operation of Ethereum, to the Ethereum network in order to validate a transaction. Gas is collected by the nodes that validate the network and is intended to protect the Ethereum blockchain from frivolous or malicious computational tasks. When the Fund makes a distribution of a shareholder?s interest or pays a dividend, the gas will be the responsibility of the Fund and Is allocated as 12b-1 Fees. If an investor tenders shares for redemption, any transaction fees required by the Ethereum network will be paid directly by the invest or an investor who initiates a peer-to-peer transaction with another whitelisted account will have pay the CCE of the Ethereum in RAZNOLIK coins (using the instant NAV CCE)

The range of gas payable for any given transaction is determined by the Ethereum network. As of May 15, 2020, the average transaction fee on Ethereum was approximately $0.17 per transaction, based on transactions over the preceding ninety days, but such fees have historically ranged from $0.001 to $5.54 per transaction. Transaction fees may vary from transaction to transaction, dependent upon, among other things, the complexity or size of a transaction, congestion on the Ethereum network, and a user?s desired rate of processing the transaction. On an average day, it takes anywhere between 15 seconds and 5 minutes to process a transaction if an investor pays the standard gas price. A shareholder who elects to have a transaction processed faster should expect to pay a higher transaction fee.

Purchase fees
 Purchase fees vary depending on the quantity of coins purchased in a single transaction. Larger purchases have lower purchase fees the following table shows the fees by size of purchase.
 Purchase fees are deposited onto the fund account to offset fund costs associated with the purchase investors purchasing with Svintani coins receive a 20% discount on purchase fees from
to
amount
1
10000
1.5%
10,001
15,000
1.35%
15,001
50,000
1.2%
50,001
100,000
1%

3.6	Redemption fees
Redemption fees vary depending on the quantity of coins purchased in a single transaction. Larger purchases have higher redemption fees. Larger orders also have longer wait times to reduce the frequency of a redemption
requiring liquidation of underlying assets.   Wait times do
not reflect the network processing speed. The instant NAV and CCE of the cryptocurrency in the exchange are both subject to change
3.7	Exchange fee
  The fund does not charge a fee for exchanging coins of one First BTF fund for coins of another First BTF fund. The cryptocurrency exchanges used to perform the exchange may charge their own fee. The Btfexchange at www.btf-x does not
charge     fees for exchanging one FirstBTF coin for another
FirstBTF coin and reduced charges for exchanging Any BTF coin for another BTF coin.
3.8	Portfolio turnover
the Fund pays transaction costs, such as commissions, when it buys and sells securities (or ?turns over? its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund?s performance. as a new fund there is no historical turnover data.

3.9	Maximum account Fees
 The fund does not charge an account maintenance fee or cash management fee, however any account without activity for one year will be considered dormant resulting in a $5% dormancy fee. Any dormant account without activity for an additional 5 years will be considered abandoned and the balance returned to the abandoned property fund in the last known state of residence of the coin holder.
 During the hold time. Investors submitting a redemption may not submit another redemption until the prior redemption has completed.
 Investors Holding Svintani coins receive a 20% discount on redemption fees. The fee table below represents number of Raznolik coins not CCE?s
Redemption fees
from
to
amount
Hold time
1
10,000
2%
2 minutes
10,001
150,000
2.5%
40 minutes
150,001
500,000
3%
3 hours
500,001
1,000,000
3.5%
8 hours
1,000,001
unlimited
4%
48 hours



Hold times in the above table is the period between a redemption request and the time the request begins execution. Market fluctuation of the instant NAV and CCE of the currency used in the exchange may change between the time of the redemption request and the execution of the order.
3.10	Maximum deferred sales charge
 The fund has no deferred sales charge.

4	risk / return Summary Investments, Risks and
Performance
You can lose money on your investment in the Fund. The Fund is subject to a variety of risks described in detail starting on Some or all these risks may adversely affect the Fund?s net asset value per Coin (?NAV?), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund,
4.1	Principle investment strategies of the fund
It is the objective of this fund to create a new form financial instrument that blends aspects of cryptocurrencies such as stable coins and traditional investment instruments like mutual funds and ETFs to form a digital currency whose value may fluctuate like an investment, with the backing of mix of assets. The fund does not track any index. As the fund grows, the variety of assets is intended to reflect the world economy. Not just that of an individual country, industry or asset class. This is accomplished by including commodities, securities, stocks, bonds and other funds in the portfolio of the fund. Details on the Raznolik fund and the BTF concepts may be found at www.raznolik.com and www.FirstBTF.com

As a new fund we will initially target stable long-term investments that could remain in the portfolio for many years. As the fund grows. Those more mature investments will be complimented with more volatile high growth stocks such as technology stocks, initial public offerings and stocks paying high dividends.
 Holding large cap mature companies in the fund is expected to minimize the turnover of assets thereby reducing capital gains taxes on coin holders while providing a safe asset creating long term fund value.
Research is an instrumental part of a stable Raznolik fund Our investments are performance driven. The uniqueness of a blockchain traded fund requires constant monitoring of coin redemptions and newly issued coins as well as after market activity to protect the fund an its investors from unusual trading activity.


4.2	Principle risks of investing in the fund.

The principal risks associated with investing in the Fund
are described below.
4.2.1	Market Risk.
a)	The price of equity securities may rise or fall because
of changes in the broad market or changes in a
company?s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or
industries selected for the Fund or the securities
market, such as changes in economic or political
conditions. Equity securities are subject to ?stock
market risk? meaning that stock prices in general (or
the types of securities in which the Fund invests) may
decline over short or extended periods of time. When
the value of the Fund?s securities goes down, your
investment in the Fund decreases in value. Common
stocks are generally exposed to greater risk that other
types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market
fluctuations and to volatile increases and decreases in
value as market confidence in and perceptions of their
issuers change. These investor perceptions are based on
various and unpredictable factors including
expectations regarding government, economic, monetary
and fiscal policies; inflation and interest rates;
economic expansion or contraction; and global or
regional political, economic, and banking crises.
b)	BTF  Risks. The Fund is a BTF , and, as a result of a
Buff?s structure and trading on unregulated exchanges ,
it is exposed to the following risks:
c)	there may be a limited market for the coins  to the
extent the market is limited , Coins may trade at a material discount to NAV and possibly face delisting:
Investors buying or selling Coins in the secondary market will pay exchange fees or other charges, as determined by that exchange. Exchange fees may be a significant proportional cost for investors seeking to buy or sell
Coins. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Coins (the ?bid? price) and the price at which an investor is willing to sell Coins
(the ?ask? price). This difference in bid and ask prices is often referred to as the ?spread? or ?bid/ask spread.? The bid/ask spread varies over time for Coins based on trading volume and market liquidity and is generally lower if Coins have more trading volume and market liquidity and higher if Coins have little trading volume and market liquidity.
Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Coins, including bid/ask spreads, frequent trading of Coins may significantly reduce investment results and an investment in Coins may not be advisable for investors who anticipate regularly making small investments. Coins May Trade at Prices Other Than NAV. As with all BTF and cryptocurrencies, Coins may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Coins will approximate the Fund?s NAV, there may be times when the market price of Coins is more than the NAV (premium) or less than the NAV (discount) due to supply and demand of . This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Coins in the secondary market, in which case such premiums or discounts may be significant.

4.2.2	New Fund Risk.
The Fund is a recently organized non- diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.
4.2.3	Non-Diversification Risk.
 The Fund is non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund?s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund?s performance.
4.2.4	Equity Market Risk.
The price of equity securities may rise or fall because of changes in the broad market or changes in a company?s financial condition, sometimes rapidly or unpredictably. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.
Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
4.2.5	Trading risk
coins may be listed or traded on U.S. and non-U.S. cryptocurrency exchanges there can be no assurance that an active trading market for such Coins will develop or be maintained. Trading in Coins may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Coins inadvisable. In addition, trading in Coins on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange rules One or more exchanges may halt trading in coins when extraordinary volatility causes sudden, significant swings in the market price There can be no assurance that coins will trade with any volume, or at all, on any exchange. In stressed market conditions, the liquidity of Coins may begin to mirror the liquidity of the Fund?s underlying assets, which can be significantly more or less liquid than coins. conditions, the liquidity of Coins may begin to mirror the liquidity of the Fund?s underlying assets, which can be significantly less liquid than coins.
4.2.6	Trading risks
coins may be listed The Fund may invest in the securities of companies. As a result, the Fund?s performance may be adversely affected if securities those companies underperform securities of other companies or the market. The securities of some high Coin value companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
4.2.7	SPAC investment risk
The Fund may invest in special purpose acquisition companies. At the time of a SPAC IPO, that SPAC has no existing business operations and may not even have a stated target for acquisition. As a result, the SPAC may not complete its acquisition goals resulting in a loss of investment or return of investment with minimal to no gains.

4.2.8	Leverage Risk.
 Short selling effectively results in creating leverage in a portfolio. The Fund?s assets that are used as collateral to cover the short sale may decrease in value while the short position is held; resulting in the Fund being forced to post more collateral to cover the short position. In addition, because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is that it may amplify changes in the Fund?s NAV since it may increase the exposure of the Fund to certain securities.
4.3	Portfolio Turnover Risk.
From time to time The Fund may trade all or a significant portion of the securities in its portfolio in response to market conditions A high portfolio turnover rate increases transaction costs, which may increase the Fund?s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
4.4	Short Selling Risk.
short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security?s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. This differs from an investment in a long position where the Fund?s maximum loss is limited to the amount invested. Short selling, which effectively results in creating leverage in the Fund, could increase the Fund?s exposure to the market, increase losses, and increase the volatility of returns. Further, if the Fund may not be able to close out a short position at a time or at an acceptable price. For instance, a security needed to cover a short position may not be available for purchase at or near prices quoted in the market. In addition, a securities lender may terminate the short sale and request that borrowed securities be returned to it on short notice. If this occurs, the Fund may have to buy the borrowed securities at an unfavorable price. Other short sellers of the same security may also choose to close out their positions at the same time, making it more likely that the Fund will have to cover its short sale at an unfavorable price. These actions could potentially reduce or eliminate any gain, or cause a loss, to the Fund as a result of the short sale. Short selling also involves counterparty risk ? the risk associated with the third-party ceasing operations or failing to sell the security back.
4.5	Timing risk
The actual performance of an individual participant in the Fund will differ from the portfolio. The timing or dates when shares are purchased - whether shares are purchased when the market price of a security is below or above its average market price - will affect an individual participant's return.
4.6	Leverage Risk.
Short selling effectively results in creating leverage in a portfolio. The Fund?s assets that are used as collateral to cover the short sale may decrease in value while the short position is held; resulting in the Fund being forced to post more collateral to cover the short position. In addition, because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is that it may amplify changes in the Fund?s NAV since it may increase the exposure of the Fund to certain securities.




4.7	Redemption fees
Redemption fees vary depending on the quantity of coins purchased in a single transaction. Larger purchases have higher redemption fees. Larger orders also have longer wait times to reduce the frequency of a redemption
requiring liquidation of underlying assets.   Wait times do
not reflect the network processing speed. The instant NAV and CCE of the cryptocurrency in the exchange are both subject to change.
 During the hold time. Investors submitting a redemption may not submit another redemption until the prior redemption has completed.
 Investors redeeming to Svintani coins get a 10% reduction in hold time and a 10% reduction in redemption fees. Redemption fees
From
To
amount
Hold time




























Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
5	Management
First BTF will perform fund management and advisory services for .75% of Assets under management annually, the Founder of FirstBTF Scott Lowry will manage the fund until the fund meets its new offering goals. At that time FirstBTF will recruit and hire or contract for fund management and advisory services. Mr. Lowry has Managed the Deal One limited Partnership real estate fund for the last seven years. He Was a stock analyst for Shearson American express from 1984 to 1987 when he started his own technology consulting firm developing health care management software eventually transitioning to electronic data systems Mr. Lowry has the technology, business and financial background to lead the Raznolik BTF fund charting the path for a new way of managing and moving money. FirstBTF is responsible for compensation of fund managers and advisors from its 1.25% management fee.
6	Purchase and sale of fund coins
There are no minimum or maximum requirements to buy or redeem fund coins. purchase and redemption fees and processing times vary based on quantity purchased. coins may be purchased and redeemed on the fund?s website at approximately net asset value plus fees using cryptocurrencies. The coins may also be traded on participating cryptocurrency exchanges including the affiliated BTF site (www.btf-x.com) at market price. information on the funds Net Asset value, Market Price, premiums ,discounts and bid-ask spreads are available on the funds website at www.Raznolik.fund). As a new fund, this website. or other historical trading information is not currently available.
6.1	Swing pricing
 The fund maintains liquidity through a liquidity reserve composed of both cryptocurrencies and cash. The liquidity reserve Is targeted to be less than 20% of the total fund. Large purchase transactions may create a situation where the reserve is depleted or exceeds the 20% target. In those cases, the trade creating the excess reserve and all subsequent purchase transaction will incur a 2% swing charge until the fund manager has been able to restore the liquidity pool to its targeted percentage.
7	Tax information
the Fund intends to make distributions that may be taxed as ordinary income or capital gains.

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its Coin holders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its Coin holders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the ?Tax Act?) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect Coin holders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

 Coin holders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this document in light of the particular tax situations of the Coin holders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its Coin holders. To qualify for treatment as a RIC, the Fund must distribute annually to its Coin holders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the ?Distribution Requirement?) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund?s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the ?Qualifying Income Requirement?); and (ii) at the end of each quarter of the Fund?s taxable year, the Fund?s assets must be diversified so that (a) at least 50% of the value of the Fund?s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund?s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other
RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the ?Diversification Requirement?).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund?s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to Coin holders, and its distributions (including capital gains distributions) generally would be taxable to the Coin holders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate Coin holders and the lower tax rates on qualified dividend income received by non-corporate Coin holders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to Coin holders. If the Fund determines that it will not qualify as a RIC, it will establish procedures to reflect the anticipated tax liability in the Fund?s NAV.

The Fund may elect to treat part or all of any ?qualified late year loss? as if it had been incurred in the succeeding taxable year in determining the Fund?s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such ?qualified late year loss? as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A ?qualified late year loss? generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as ?post-October losses?) and certain other late-year losses.

Capital losses in excess of capital gains (?net capital losses?) are not permitted to be deducted against a RIC?s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its Coin holders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its Coin holders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year?s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its Coin holders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate Coins of the undistributed amount so designated, (ii) will be entitled to credit their proportionate Coins of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Coins by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

7.1	Taxation of  Coin holders
? Distributions. The Fund intends to distribute annually to its Coin holders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund Coin holders even though the Coin holder receives these distributions in in additional Coins.

The Fund (or your broker) will report to Coin holders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate Coin holders at rates of up to 20%.

Distributions from the Fund?s net capital gain will be taxable to Coin holders at long-term capital gains rates, regardless of how long Coin holders have held their Coins.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an BTF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such BTF, underlying fund or REIT. If 95% or more of the Fund?s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.


Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to Coin holders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by Coin holders on December 31 of the calendar year in which it was declared.


 Coin holders who have not held Coins for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund?s ordinary income or net capital gain, respectively, actually earned during the applicable Coin holder?s period of investment in the Fund. A taxable Coin holder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the Coin holder?s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a ?substitute payment?) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Coin holders and will not be eligible for the dividends received deduction for corporate Coin holders.

If the Fund?s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to Coin holders. A return of capital distribution will generally not be taxable but will reduce each Coin holder?s cost basis in the Fund and result in a higher capital gain or lower capital loss when Coins on which the distribution was received are sold. After a Coin holder?s basis in Coins has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the Coin holder?s Coins.
 sale, redemption, or exchange of Coins may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Coins will be treated as long-term capital gain or loss if Coins have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Coins will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Coins held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the Coin holder of long-term capital gain (including any amounts credited to the Coin holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Coins may be disallowed if substantially identical Coins are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Coins will be adjusted to reflect the disallowed loss.

The cost basis of Coins acquired by purchase will generally be based on the amount paid for Coins and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Coins generally determines the amount of the capital gain or loss realized on the sale or exchange of Coins. Contact the broker through whom you purchased your Coins to obtain information with respect to the available cost basis reporting methods and elections for your account.

Persons purchasing or redeeming coins should consult their own tax advisers with respect to the tax treatment of any purchase or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund?s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund?s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to Coin holders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund?s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as ?backup withholding?) on amounts payable to any Coin holder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to ?backup withholding;? or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the Coin holder?s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on Coin holders who are neither citizens nor permanent residents of the U.S.


Foreign Coin holders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign Coin holders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an ?interest-related dividend? or a ?short-term capital gain dividend,? which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Coin holders from the sale or other disposition of Coins generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign Coin holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Coin holder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign Coin holder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Coins comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. Coin holder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the Coin holder and the applicable foreign government comply with the terms of the agreement.

For foreign Coin holders to qualify for an exemption from backup withholding, described above, the foreign Coin holder must comply with special certification and filing requirements. Foreign Coin holders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Coin holders. Certain tax-exempt Coin holders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (?UBTI?). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt Coin holders with respect to their Coins of Fund income. However, notwithstanding the foregoing, tax-exempt Coin holders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (?REMICs?), (ii) the Fund invests in a REIT that is a taxable mortgage pool (?TMP?) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Coins constitute debt-financed property in the hands of the tax-exempt Coin holders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective Coin holders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a Coin holder recognizes a loss on disposition of Coins of $2 million or more for an individual Coin holder or $10 million or more for a corporate Coin holder (or certain greater amounts over a combination of years), the Coin holder must file with the IRS a disclosure statement on IRS Form 8886. Direct Coin holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Coin holders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer?s treatment of the loss is proper. Coin holders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Tax Information Concerning REITs. The Fund may invest in entities treated as REITs for U.S. federal income tax purposes. The Fund?s investments in REIT equity securities may at times result in the Fund?s receipt of cash in excess of the REIT?s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Dividends received by the Fund from a REIT, generally will not constitute qualified dividend income.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund Coin holders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund?s Annual Report at no charge by calling 1-800-617-0004 or through the Fund?s website at www.Raznolik.fund





PART C:  OTHER INFORMATION

8	Financial Intermediary Compensation
If you purchase the coins through a broker-dealer or other financial intermediary (such as a bank or cryptocurrency exchange,), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary to recommend the Fund over another investment. Ask your salesperson or visit your intermediary?s Web site for more information.
9	Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

9.1	Investment objective
It is the objective of this fund to create a new form financial instrument that blends aspects of cryptocurrencies such as stable coins and traditional investment instruments like mutual funds and ETFs TRO form a digital currency whose value may fluctuate like an investment with the backing of A mix of assets. The fund does not track any index. As the fund grows, the variety of assets is intended to reflect the world economy. Not just that of an individual country, industry or asset class. This accomplished by including commodities, securities, stocks, bonds and other funds in the portfolio of the fund. ADDITIONAL Details on the Raznolik coin fund and the BTF concepts may be found in the Statement of Additional
Information (SAI)on the funds family of websites   at
www.raznolik.com www.FirstBTF.com  and zsvintani.com
9.2	Implementation of investment objectives
As a new fund, the investment mix is expected to change as the fund grows. Initial investments will focus on quality and stability by investing in large cap blue chip stocks, us bonds
and stable commodities.   as the fund matures,  more will be
invested in mid cap stocks, municipal bonds and  opportunistic
commodities.   In later stages the fund may invest in foreign
currencies private equities or equity funds, venture capital funds or directly in startup ventures.
9.3	Principal Investment Risks
The principal risks associated with investing in the Fund are described in item 9 of the Prospectus.
9.4	PORTFOLIO HOLDINGS
 THE portfolio holdings and current value of each holding is available on the funds website at www.raznolik.com
10	Management, Organization, and Capital Structure
10.1	Investment advisor goes here

As a startup fund the board consists of a single person, Mr. Scott Lowry. Mr. Lowry is the founder and controlling interest holder of Svintani holdings the parent company of FirstBTF and BTFexchange.
As the fund nears its goals in the new fund offering, FirstBTF will recruit a board and determine the board structure.
 The fund pays. FirstBTF 0.75% annually of assets under management (AUM) to be paid monthly as 0.0625% of average assets under management in that month. First BTF is paid using new issue Raznolik coins or other cryptocurrency as chosen by First BTF at that time.


10.2	Legal proceedings
There are no legal proceedings to which the Fund or the Fund?s investment adviser or fund managers are a party .
?

10.3	Capital stock
 The fund consists of three classes of coin: founder shares<
preferred shares   and Raznolik coins.  Each of these classes is
described in more detail below:
No class of stock or coins is liable for further calls or
assessments by  the fund.
10.3.1	Founder shares
 Founder shares are the only class with permanent voting rights. Other shares may be granted voting rights as directed by a majority of the founder shares on a particular issue. Svintani holdings LLC( the parent company of First BTF , holds 100% of the founder shares. (250,000 shares).founder shares may be sold freely on the open market or redeemed from the fund at three times the then current NAV. There are no material obligations associated with owning founder shares. Founder shares are first in line for dividend distribution. Only founder shares can authorize dividends and distributions. Founder shares may be converted 1 founder share converted to 5000 Raznolik coins

10.3.2	Preferred shares
Preferred shares have no voting rights except as delegated from time to time by a majority of founder share owners. And only for the specific topic and time period delegated.
 Preferred shares receive dividends only after founder shares have received a dividend of equal or greater value per unit.
.. 500,0000 Preferred shares have been reserved for friends and family as well as those involved in the development of FirstBTF, the Raznolik technology platform or other FirstBTF family of funds. preferred shares must be held for six months following the completion of the new fund offering
10.3.3	Raznolik coins ( other securities)
The fund may issue an unlimited number of Raznolik Coins. Each Coin represents an equal proportionate interest in the Fund with each other Coin. Coins are entitled upon liquidation to a pro rata Coin in the net assets of the Fund. Coin holders have no preemptive rights. the board may create additional series or classes of Coins. certificates representing Coins will not be issued. Coins, when issued, are fully paid and non-assessable. Raznolik coins have no voting rights except as delegated from time to time by a majority of founder share owners. And only for the specific topic and time period delegated.
 Raznolik coins receive dividends only after preferred shares have received a dividend of equal or greater value per unit. Large-Capitalization Investing.
 The Fund may invest in the securities of companies. As a result, the Fund?s performance may be adversely affected if securities those companies underperform securities of other companies or the market. The securities of some high value companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
10.4	General Risks

The value of the Fund?s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Coins will be adversely affected if trading markets for the Fund?s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, both domestic and foreign, have experienced an unusually high degree of volatility as recently as the beginning of 2018. Continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of Coin holder transactions, impact the Fund?s ability to calculate its NAV, cause the release of private Coin holder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund?s investments in such portfolio companies to lose value.


New fund offering (NFO)
In our new Fund offering. We are issuing an unlimited number of RAZ.BTF COINS, (the ?RAZ.BTF COINS ? or ?coins?). Each Coin (including fractions of Raznolik Coins)
 RAZ.BTF Coin holders of record may receive promotional discounts on the BTF Digital trading platform (BTF-X.com. However, such discounts are promotional and not a right associated with ownership of the RAZ.BTF Coin. RAZ.BTF Coins may not be used as payment for transaction fees on the BTF Digital trading platform. We do not currently accept BTF Coins as payment for our services and until the BTF digital trading platform becomes operational, purchasers of RAZ.BTF Coins will have no guarantee that their RAZ.BTF Coins can be used as payment for any of our services. Further, there is currently significant uncertainty regarding the application of federal and state laws and regulations to the trading of RAZ.BTF Coins, including regulations governing market intermediaries, and this uncertainty may cause significant delay or may prevent us from developing our BTF digital trading platform and utilizing the BTF Coin as currently envisioned.
RAZ.BTF coin holders may also access the FirstBTF payment network for real time purchase and redemption of BTF coins at participating retailers and ATMs worldwide.
There is currently no public market for BTF Coins and no guarantee can be provided whether such a market will be established. coin holders may only trade BTF Coins on An exchange or trading system?) that has accepted the BTF Coins for trading or quotation. Using funds from this initial offering, the sponsor is developing an exchange that will provide for exchange of BTF coins for a variety of other cryptocurrencies. at this time no such exchange or trading system exists. As a result, purchasers in this offering and subsequent purchasers of BTF Coins, will likely be limited in their ability to engage in secondary trading of BTF Coins.
Coins are offered on the sponsors website on as first come first serve basis the price of the offering is the CCE of $2.00 per coin. The minimum investment amount to participate in the
initial offering is  the CCE (CCE) of two hundred    Dollars
($200 ). ( 10 coins)
 The initial offering price was arbitrarily determined by our Board of Directors. Payment for BTF Coins will be accepted in cryptocurrency only whose value is established by the sponsor at the time of coin purchase. After the Company meets the minimum offering requirement (as described below), payment for BTF Coins will also be accepted in other cryptocurrencies including BTC and ETH
The initial offering of BTF Coins will continue until we raised cryptocurrency equivalents of 3,000,000 CCE from this offering which we refer to as the minimum offering requirement. After the initial offering , sales will be conducted on a continuous basis. Any rejected subscription will have its funds returned promptly. We will continue our public offering until its termination, which will be until it is determined by the Fund sponsor Company in its sole discretion. To avoid over subscription or difficulties with fund management, During the initial offering period, No more than 500,000 coins will be issued per day. The fund manager will
 Convert cryptocurrencies to cash and invest funds received from the initial offering as needed to expedite conversion into underlying assets while preserving liquidity. Net Asset value calculations, redemptions and further publication at NAV will begin approximately 72 hours after completion of the initial offering.
11	Shareholder information
Pricing of coins
The price of coins is based on the funds net asset value. The calculation of net asset value may be found on page
11.1	 Purchase process
Fund shares may be purchased directly from the fund using either bitcoins, Ethereum Or Svitanis. Other cryptocurrencies may be accepted at a future date. Coins may also be purchase on cryptocurrency exchanges at market price to purchase coins on the funds websitThe buyer will deposit into a wallet on the funds website sufficient currency to cover their purchase. The buyer may request to purchase any number of shares whose cost including purchase fees and swing pricing is less than the buyers wallet balance. purchase fees and hold times vary based on the amount being purchased as discussed in item 13
11.2	 Redemption process
 Funs shares are redeemed in Bitcoin, Ethereum or Svitanis. The redeemer will deposit their Raznolik coins into a wallet on the funds website and specify their desired redemption currency they may choose to have a wallet for the redemption currency established on the funds website or specify a destination wallet at a different location.
11.3	Svintani
Through a separate 506D filing, FirstBTF is offering coins to the public as an ICO. Those coins are called Svintani and do not represent coins of this RAZ.BTF fund

12	Distribution arrangements
Coin holders must first pass AML and KYC checks. Before purchasing coins directly from the fund or on exchange sites. Svintani with FirstBTF and BTFexchange are working on a standardized KYC/AML process based on recommendations and processes of the Financial action task force (FATF) including use of their black and grey lists to scrub the whitelist database and prevent entry of bad actors before they are committed to the blockchain.
12.1	Sales loads
 The purchase fees discussed in item 11.2 are sometimes referred to as sales loads. Unlike traditional funds , sales loads are not incorporated into the offering price. . the offering price is the CCE of NAV. Purchase fees are itemized separately.
12.2	12b-1 fees
The fund does Not have any distribution arrangements and
therefore does not pay distribution fees. The fund   may pay
listing fees on cryptocurrency exchanges or other trading
platforms
12.3	Multiple class and master feeder funds
This fund has three classes of shares as described in item10. The fund is not a master feeder fund. This fund may however invest in other funds. those funds may or may not have some affiliation with this fund.

12.4	Exchange-Traded Funds.
 The Fund may invest in shares of other investment companies (including exchange-traded funds (?ETFs?)). As the shareholder of an ETF, the Fund would bear, along with other shareholders, its pro rata portion of the other ETF?s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund?s investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF?s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund?s NAV.

12.5	Fixed-Income Securities
.. The Fund may invest directly or indirectly in fixed-income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

A number of factors, including changes in a central bank?s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed-income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

-STATEMENT OF ADDITIONAL
INFORMATION (SAI)
13	SAI
The following items are discussed in detail in the prospectus
a)	Fund History
b)	Description of the fund and its investment risks
c)	Management of the fund
d)	Control persons  and principle holders  od Securities
e)	Investment advisory and other services
f)	Portfolio Managers
g)	Brokerage allocation and other practices
h)	Capital Stock and other securities
i)	Purchase, Redemption and Pricing of Shares
j)	Taxation of the fund
k)	Underwriters
l)	Calculation of performance data
15	 Financial Statements

 The fund is new and has no financial statements to provide audited or otherwise.
Blockchain traded Fund
BTF
BTF is a registered trademark of FirstBTF LLC under license from MLP Magnolia series LLC.

Raznolik Coin fund
Other information
February  10, 2021
Raznolik
Ticker: RAZ
This instrument represents a new open end investment product we call a blockchain traded fund or BTF. More information on the BTF concept, technologies and goals can be found in Part C
Other Information
?

14	Exhibits
First BTF undertakes and promises to:
a)	file an amendment to the registration statement with
certified financial statements showing the initial capital received before accepting subscriptions of more than $200,000 CCE, more than 5,000 entities or within 60 days of any single subscription exceeding $1,000,000 CCE.

b)	provide the following documents in subsequent amendments.
1)	Articles of incorporation
2)	By-laws
3)	Investment advisory contracts
4)	Underwriting contracts
5)	Bonus or profit-sharing contracts
6)	Custodian agreements
7)	Other material contracts
8)	Initial capital agreements
9)	Rule 12b-1 plan
10)	Rule 18-f-3 plan
11)	Code of ethics
15	Concept
a new marketplace for blockchain assets is developing. that marketplace needs sec registered assets to trade. the lack of which will only perpetuate the existing unregulated often fraudulent cryptocurrency practices. we believe that we have a comprehensive solution to the legal, technical and tax issues of a blockchain traded open end fund. which will make our BTF approach a model for attaching real value to cryptocurrencies.
we are designing our structure to provide the following solutions to existing cryptocurrency challenges.
Party identifiers of both
sender and receiver (buyer/
seller), (party / counter
party)
Reference number to the
verified AML/ KYC information
CCE of all digital currencies
involved in a swap transaction
May be used to calculate fiat
values of securities at the
time of the transaction
Unique transaction identifier

Holder contact information
 Email address physical
address, phone number and
other contact information




compliance
We have attempted to structure
this fund to follow current
securities laws and final
rules avoiding the need for
exception requests when
practical.
redemption
Our solution creates an asset
that is redeemable at
approximately Net asset Value
issuance
 By issuing continually we
provide a mechanism to keep
the after-market trading at or
around Net Asset Value
AML/KYC
With Smart contracts and a
blockchain based registry we
verify AML/ KYC information
with every transaction.
blotters
an itemized daily record of
all purchases and sales of
securities (including security
and cryptocurrency -based
swaps), all receipts and
deliveries of securities), all
receipts and disbursements of
cash and all other debits and
credits. the account for which
each such purchase or sale was
affected, the name and number
of securities, the unit and
aggregate purchase or sale
price, if any (including the
financial terms for security-
based swaps), the trade date,
and the name or other
designation of the person from
whom such securities were
purchased or received or to
whom sold or delivered. the
type of swap, the reference
security, index,
cryptocurrency or obligor, the
date and time of execution,
the effective date, the
scheduled termination date,
the notional amount(s), and
the currency() in which the
notional amount(s) is
expressed, the unique
transaction identifier, and
the counterparty's unique
identification code.
Historical Trading Record.
.. Beginning with the first
issuance of fund coins during
the new fund offering on the
RAZNOLIK  website, we apply
KYC/AML procedures for all
account holders and provide
transparency so that clients
can review all activities
taken by them.
Trading services
We are designing trading
features to permit clients to
continually monitor and manage
blotter, position, and other
technical analysis.  We also
plan to offer investment tools
during the pre-trading period
and provide trade
confirmations, reporting and
access to pricing data during
the post-trading period.

Oversight
.. We believe that regulatory
and BTF oversight will instill
greater confidence in our
trading platforms and Raznolik
coins as well as future BTF
coins compared to unregulated
blockchain assets and trading
platforms. A regulated
blockchain asset has the
potential to spawn legitimate
and universally accepted
currencies.
Cash Fund.
We provide additional comfort
to our customers with respect
to the financial stability of
the Company by allocating 25%
of the gross proceeds from the
new fund  offering to cover
customer and Company losses,
if any, that result from
cybersecurity breaches or
theft, errors in execution of
the trading platform or its
technology, and counterparty
defaults, including instances
where counterparties lack
sufficient collateral to cover
losses. We refer to this
amount as our ?Cash Fund.? The
cash fund is used in net asset
value calculations. After two
years of successful operation
the board will determine
whether this cash fund is
still needed or whether it
should be invested and become
part of the fund assets

16	 GLOSSARY OF DEFINED TERMS
In this prospectus, each of the following terms has the meanings set forth after such term:

CCE
The cryptocurrency equivalent of a specified fiat currency. If no currency is specified, the fiat currency is assumed to be the US dollar.

Distributed
Ledger

? A database that is consensually shared and synchronized across a network.


?Fill or kill?
(FOK) ?

A direction given to a broker to buy or sell a security or commodity in one order to be immediately filled in its entirety. If this is not possible, the order is cancelled.

?If done?

A contingent trade order, also known as a slave order, which becomes active only if the primary order is executed first

?Proof-of-work?
?
A consensus distribution algorithm that
requires an active role in mining data blocks.
The more computational power provided, the more blockchain assets are rewarded.

?API?

Application Program Interface, a set of
routines, protocols, and tools for building software applications.


?Coin? ?
See Blockchain Asset. Blockchain assets, coins, and tokens are often used interchangeably. In some contexts, coins may be used to refer to virtual currencies, a category of blockchain assets.
?Consensus
algorithm?
? A process used to achieve agreement on a single data value among distributed processes or systems. Within blockchain applications, a consensus algorithm is used to ensure that the next block in a blockchain is the one and only version of the truth, and it keeps powerful adversaries from derailing the system and successfully forking the chain. Proof-of-work is the most widely known example of a consensus algorithm.

Redeeming
entities
Business accepting BTF coins in exchange for goods, services, other crypto currencies, or fiat currency,
?Digital
Signature?

?Digital Signature? ? A digital code generated by public key encryption that is attached to an electronically transmitted document to verify its contents and the sender?s identity.

?Digital
Wallet?
?A file that houses private keys and usually contains a software client which allows access to view and create transactions on a specific blockchain network that the wallet is designed for.

?End user? ?
The person a
software
application is
designed to be
used by for its
intended
purpose.
?End user? ? The person a software application is designed to be used by for its intended purpose.
?ERC20?.

A common standard, or set of specifications, for developing blockchain tokens to ensure compatibility with the Ethereum blockchain.

?Ethereum?

An open-source, public, blockchain-based distributed computing platform featuring smart contract functionality.

?Fiat Currency?
? Currency that
a government
has declared to
be legal tender
but is not
backed by a
physical
commodity. The
value of fiat
money is
derived from
the
relationship
between supply
and demand
rather than the
value of the
material that
the money is
made of.
?Fiat Currency? ? Currency that a government has declared to be legal tender but is not backed by a physical commodity. The value of fiat money is derived from the relationship between supply and demand rather than the value of the material that the money is made of.
ICO
Initial Coin Offerings, which are offerings of blockchain assets.
RAZNOLIK TOKENS
RAZNOLIK  Tokens,? ?Tokens? or ?our Tokens?
refer to RAZNOLIK Tokens, an ERC20 blockchain asset that is programmed using a smart contract that is compatible with the Ethereum blockchain, and the rights of the RAZNOLIK
Token holder, which are contractual rights set forth in the BTF Coin Purchase Agreement


Svintani
holdings llc

The parent company of FirstBTF, BTFexchange
and NiloPay
Svintani  securities are issued under a 506D
exemption as a blockchain currency called
Svintani coins.
Svintani coins
FirstBTF   securities are issued under a 506D
exemption as a blockchain currency called
Svintani coins.
SPAC
SPAC? stands for special purpose acquisition company, and it is a type of blank check company. SPACs have become a popular vehicle for various transactions, including transitioning a company from a private company to a publicly traded company. Certain market participants believe that, through a SPAC transaction, a private company can become a publicly traded company with more certainty as to pricing and control over deal terms as compared to traditional initial public offerings, or IPOs.
?Limit order?
? A direction given to a broker to buy or sell a security or commodity at a specified price or better:

?Mining? ?
The act of validating blockchain transactions and is completed by ?miners?. The necessity of validation warrants an incentive for the miners, usually in the form of blockchain assets.

?Node? ?
A device on a blockchain network which
supports the network by maintaining a copy of the ledger, and in certain cases, processing transactions (?mining?).

?Open-source
software?
is software with source code that anyone can inspect, modify, and enhance.

?Peer-to-peer
network? ?
A distributed application architecture that partitions tasks or workloads between peers.
Peers are equally privileged, equipotent participants in the application.

?Proof-of-
stake?
? A consensus distribution algorithm that rewards earnings based on the number of blockchain assets owned. The more of a blockchain asset that is owned, the more gained by mining with this protocol.

?Proof-of-
stake?

A consensus distribution algorithm that
rewards earnings based on the number of
blockchain assets owned. The more of a
blockchain asset that is owned, the more gained by mining with this protocol.
?Protocol? ?

The common set of rules and instructions contained in a particular piece of software which allows computers to communicate with each other.
?Public/Private
key
? ? Used in asymmetrical cryptography, a cryptographic system that uses pairs of keys:
public keys which may be disseminated widely and used by anyone to encrypt messages intended for a particular recipient, and private keys which are known only to the recipient
?Smart
Contracts ?
Self-executing rules in a programmable
computer language on the blockchain that are enforced by the participants of the network.

?Source code

? Any collection of computer instructions, possibly with comments, written using a human-readable programming language, usually as plain text, assembled into an executable computer program.
BTF
 Registered trademark of MLP Magnolia series
LLC licensed to First BTF LLC
?Coin?
Blockchain assets, coins, and tokens are often used interchangeably. In some contexts, coin may be used to refer blockchain assets with greater functionality than a medium of exchange or store of value.

?Transfer Fees?
refer to
fees that are charged blockchain network participants when a transfer is recorded on the blockchain.
?Transfers?
refer to transfers of blockchain assets from one digital wallet to another digital wallet as recorded on a blockchain ledger:
Application

 A software program that runs on a computer and is utilized for a specific purpose (or application).

Bitcoin ?
Bitcoin? ? A type of a blockchain asset based on an open-source math-based protocol existing on the decentralized Bitcoin Network.
Blockchain
Asset
Collectively, all blockchain assets based upon a computer-generated math-based and/or cryptographic protocol that may, among other things, be used to pay for goods and services, entitle the owner to certain rights, or represent other types of assets.

Blockchain
Network
An online, end-user-to-end-user network
hosting the public transaction ledger, known as the blockchain, and the source code comprising the basis for the math-based protocols and cryptographic security governing a Blockchain Network.

Blockchain.

A shared ledger on a network which is a
continuously growing list of records (called
?blocks?) which are linked and secured using cryptography.

CCE
The cryptocurrency equivalent of a specified fiat currency usually the US Dollar.
Collateral
property (such as securities) pledged by a borrower to protect the interests of the lender.

Cryptocurrency
?Also known as digital currency or virtual currency, a subset of blockchain assets which is a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value. A
?cryptocurrency,? as the term is used in this prospectus, is not a ?security? as that term is defined under the federal securities laws.

Ether
A type of a blockchain asset based on an open-source protocol existing on the Ethereum
Network.

FirstBTF
Th BTF Fund Sponsor and parent company of Raznolik LLC
RAZNOLIK LLC
 a Texas corporation, located at 5404
RAZNOLIK.BTF
The mixed asset fund traded on the BTF
blockchain and licensed by FirsTBTF to use the BTF trademark
BTFexchange
refers to BTFexchange inc. which we intend to operate as an alternative trading system or electronic communications network that can trade both registered securities, cryptocurrencies worldwide


Lowry Financial
Products
Parent company of FirstBTF
NiloPay
Payment Solutions
Security Token
A subset of blockchain assets that falls within the definition of a ?security? as that term is defined under the federal securities laws.
Tokenization
Tokenization is the process of converting rights to any type of asset into a digital token on a blockchain.

Liquid  assets
Due to  the unsteady nature  of
cryptocurrencies, they are usually considered an illiquid asset/ becauseBTFs issue and redeem in CCEs instead of fiat currencies, we consider cryptocurrencies a liquid asset/
Reporting File
Number
This is a number with an 811- prefix assigned to filers registered under the Investment
Company Act of 1940.
NiloPay
An affiliated company of FirstBTF using
blockchain traded funds as a liquid store of value for rapid exchange in the procurement of goods and services.

CIK
The Central Index Key (CIK) is a ten-digit number assigned by the SEC to each entity that submits filings.
Name of
Investment
Company
This corresponds to the name of the legal entity registered under the Investment Company
Act of 1940. (Entered by Filer)
Organization
type
	The Commission's two-digit code used to
identify the organizational structure of a registrant. The following codes are used: 30
(N-1a/open-end mutual fund filer), 31 (N-3 filer, insurance separate account organized as an open-end fund), 32 (N-4 filer, variable annuity separate account organized as a unit investment trust), 33 (N-6 filer, variable life separate account organized as a unit investment trust), 55 (N-2 filer/closed-end fund), 75 (S-6 filer, non-insurance unit investment trust).
Series ID
A unique identifier assigned by the SEC to each series of an investment company. The format is an "S" followed by nine digits.
Series Name
Name of investment company series. (Entered by Filer and may not correspond to the exact legal name of the series).


Class ID
A unique identifier assigned by the SEC to each series of an investment company. The format is a "C" followed by nine digits.
Class Name
Name of investment company series. A
registered investment company may include one or more series, each of which invests its assets in a separate portfolio of securities.
(Entered by Filer and may not correspond to the exact legal name of the class).
Class Ticker
The stock market symbol (if any) for a class.
An investment company series may include one or more share classes with differing sales charges and expenses. This is not a required field and will not be available for every registrant.
EDGAR
Electronic Data Gathering, Analysis and
Retrieval is the Commission's system for electronic filing.





?


17	SIGNATURES
 By signing below, each of the parties
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the
Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule
485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of ____________,

and State of _________, on the day of ___________,________


____Raznolik coin
Fund

______________________ _________
 Signature		    title
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


_____________________  __________________ __________________
Signature    		          Title 		    Date

Page 1
Raznolik coins   	Part P Preface	FirstBtf.com